UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2025

HOOKIPA Pharma Inc.

(Exact name of  registrant as specified in its Charter)

Delaware	001-38869	81-5395687
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue, 72nd Floor, Suite 7240
New York, New York	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +43 1 890 63 60

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOOK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 29, 2025, HOOKIPA Pharma Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). As of June 17, 2025, the record date for the Special Meeting, there were 9,799,053 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 5,304,559 shares were present in person or represented by proxy, constituting 54.13% of the voting power on the record date. A quorum was present for all matters.

The Company’s stockholders voted on the following matters, which are described in detail in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission on July 3, 2025:

(i)	To approve the sale of certain assets of the Company pursuant to the Asset Purchase Agreement dated May 21, 2025 by and among the Company, Hookipa Biotech GmbH and Gilead Sciences, Inc. (the “Asset Sale Proposal”);

(ii)	To approve the liquidation and dissolution of the Company and the Plan of Dissolution (as defined in the Proxy Statement), which, if approved, will authorize the Company to dissolve and liquidate as described in the Plan of Dissolution (the “Dissolution Proposal”); and

(iii)	To approve one or more adjournments of the Special Meeting from time to time, if necessary, to solicit additional proxies in the event that there are insufficient shares present virtually or represented by proxy voting in favor of the Asset Sale Proposal or the Dissolution Proposal (the “Adjournment Proposal”).

The Company’s stockholders approved the Asset Sale Proposal. The votes cast at the Special Meeting were as follows:

For	Against	Abstain
5,063,462	239,595	1,502

The Company’s stockholders approved the Dissolution Proposal. The votes cast at the Special Meeting were as follows:

For	Against	Abstain
4,969,875	329,803	4,881

The Company’s stockholders approved the Adjournment Proposal. The votes cast at the Special Meeting were as follows:

For	Against	Abstain
5,110,153	191,383	3,023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2025	HOOKIPA Pharma Inc.

	By:	/s/ Terry Coelho
	Name:	Terry Coelho
	Title:	Executive Vice President and Chief Financial Officer